LOANS AND NOTE PAYABLE	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
LOANS AND NOTE PAYABLE

9.	LOANS AND NOTE PAYABLE

Loans and notes payable consist of the following:

As of:	December 31, 2022	December 31, 2021
Line of credit	$134,210	$-
Merchant loan	319,742	-
Revenue purchase agreement	164,636	-
Bridge loan	184,154	-
Insurance financing	225,000	-
TruMed acquisition note payable (Note 1)	70,000	-
Loans and note payable, net	$1,097,742	$-

On August 8, 2022, the Company entered into a line of credit agreement (“line of credit”) for a maximum draw amount of $200,000 with Celtic Bank Corporation (“Celtic”). The Company has drawn an initial $200,000, which is subject to a draw fee of 3%, an interest rate of 1.93% per month, and will be repaid over twelve monthly installments. In connection with the Company entering into the line of credit agreement, Cory J. Rosenberg, the Company’s Chairman, Chief Executive Officer, and President, entered into a Guaranty, dated August 8, 2022, pursuant to which he guarantees to Celtic the performance of all of the Company’s obligations to Celtic. As of December 31, 2022, the carrying value of the line of credit was $134,210.

On August 8, 2022, the Company entered into a merchant loan agreement with WebBank (“merchant loan”), on behalf of Shopify Inc., for proceeds of $250,000 and a repayment amount of $282,500 (cost of borrowing of $32,500). The repayments are made to Shopify Inc. at a rate of 12% of the Company’s daily sales amounts until the repayment amount has been fully settled. On November 8, 2022, the Company received additional proceeds of $355,000, for which the repayment amount is $401,150 (cost of borrowing of $46,150). The repayments for the additional proceeds are made to Shopify Inc. at a rate of 15% of the Company’s daily sales amounts until the repayment amount has fully been settled. As of December 31, 2022, the carrying value of the merchant loan was $319,742.

On October 8, 2022, the Company entered into a revenue purchase agreement whereby Pearl Beta Funding, LLC (“Pearl”) provided the Company with cash proceeds of $245,000. The terms require that the Company make weekly payments of $8,208 (which amount may be periodically adjusted to approximate 10% of sales) until a total of $328,300 has been repaid. In connection with the Company entering into the revenue purchase agreement, Cory J. Rosenberg, the Company’s Chairman, Chief Executive Officer, and President, entered into a Guaranty of Performance, pursuant to which he guarantees to Pearl the performance of all of the representations, warranties, and covenants made by the Company in the revenue purchase agreement. As of December 31, 2022, the carrying value of the revenue purchase agreement was $164,636.

On December 20, 2022, the Company entered into a bridge loan with Cloudfund LLC for cash proceeds of $200,000. The repayments will be made through daily payments of $2,092 until the total $272,000 loan is repaid. As of December 31, 2022, the carrying value of the bridge loan was $184,154.

On December 31, 2022, the Company entered into a loan agreement with Imperial PFS Canada for financing of its insurance policy. The repayments will be made through nine monthly payments of $20,736. As of December 31, 2022, the carrying value of the insurance financing was $225,000.